REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is entered into as of February 16, 2016, by and among Barfresh Food Group, Inc., a California corporation (the “Company”), and the undersigned investors (individually, a “Purchaser” and collectively the “Purchasers”).

RECITALS

WHEREAS, pursuant to a Stock Purchase Agreement dated as of the date hereof (the “Stock Purchase Agreement”), certain of the Purchasers have acquired from the Company shares (the “Purchaser Shares”) of the Company’s Common Stock, no par value per share (the “Common Stock”), and Warrants to purchase shares of Common Stock (the “Warrant Shares” and, together with the Purchaser Shares, collectively, the “Shares”);

WHEREAS, the Company wishes to grant the Purchasers certain registration rights in respect of the Shares, as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein hereby agree as follows:

1.	Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a)	“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(b)	“Effectiveness Date” means, with respect to any Registration Statement required to be filed pursuant to Section 2 hereof, a date no later than one hundred eighty (180) days following the date hereof.

(c)	“Effectiveness Period” has the meaning set forth in Section 2(a).

(d)	“Filing Date” means, with respect to any Registration Statement required to be filed pursuant to Section 2 hereof, as soon as reasonably practicable, but a date no later than seventy-five (75) days following the date hereof.

(e)	“Holder” or “Holders” means the Purchaser or any of its affiliates or transferees to the extent any of them hold Registrable Securities.

(f)	“Indemnified Party” has the meaning set forth in Section 5(c).

(g)	“Indemnifying Party” has the meaning set forth in Section 5(c).

(h)	“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

(i)	“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

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(j)	“Registrable Securities” shall mean (i) the Shares, and any shares of capital stock of the Company into which the Shares are convertible or exercisable, (ii) any Common Stock issued or issuable at any time or from time-to-time in respect of the Shares upon a stock split, stock dividend, recapitalization, exchange or other similar event involving the Company, and (iii) the Additional Shares (as defined below).

(k)	“Registration Statement” means each registration statement required to be filed hereunder, including the Prospectus therein, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(l)	“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time-to-time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(m)	“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time-to-time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(n)	“Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

(o)	“Security Agreement” has the meaning given to such term in the Preamble hereto.

(p)	“Trading Market” means any of the FINRA Over-the-Counter Bulletin Board, the NASDAQ Stock Market or the New York Stock Exchange.

2.	Registration.

(a)	The Company shall prepare and file with the Commission a Registration Statement covering the Registrable Securities for a selling stockholder resale offering to be made on a continuous basis pursuant to Rule 415. The Company shall use reasonable commercial efforts to file each Registration Statement no later than the Filing Date and to cause each Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Effectiveness Date. The Company shall use its reasonable commercial efforts to keep each Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when: (i) all Registrable Securities covered by such Registration Statement have been sold; or (ii) all Registrable Securities covered by such Registration Statement may be sold without registration under the Securities Act pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (each, an “Effectiveness Period”). If: (i) the Registration Statement is not filed on or prior to the Filing Date; or (ii), the Company or its counsel fail to respond to SEC comments related to the Registration Statement within 30 calendar days of receipt ((i) and (ii) collectively referred to herein as an “Event”), then (as full relief for the damages to the Purchaser by reason of the occurrence of any such Event, which remedy shall be exclusive of any other remedies available at law or in equity), Company shall issue to Holders, for each day that an Event has occurred and is continuing, warrants to purchase one percent (1.0%) of the aggregate Warrant Shares purchased by Purchaser in the offering, on the same terms and conditions as the Warrant Shares purchased in the offering (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or similar events occurring after the date hereof) (the “Additional Warrant Shares”). The Additional Warrant Shares shall be issued to the Holders (at no cost to the Holders) in proportion to the number Registrable Securities held by such Holder on the Event Date.

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(b)	Within three business days of the Effectiveness Date, the Company shall cause its counsel to issue a blanket opinion to the Company’s transfer agent stating that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by the Holder and confirmation by the Holder that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn. Copies of the blanket opinion required by this Section 2(b) shall be delivered to the Holder within the time frame set forth above.

(c)	The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company, within 10 calendar days after written request therefor has been made by the Company, such information regarding the distribution of such Holder’s Registrable Securities as is required by law to be disclosed in the Registration Statement (the “Requisite Information”).

(d)	No Holder shall be entitled to use the Prospectus if such Holder shall have failed to furnish the information required by this Section 2(c), and such information with respect to such Holder shall have been included in the Prospectus, unless the Company shall have failed timely to fulfill its obligations under this Section. If any information furnished to the Company by a Holder for inclusion in a Registration Statement or the Prospectus becomes materially misleading, such Holder agrees (i) to furnish promptly to the Company all information required to be disclosed in such Registration Statement in order to make the information previously furnished to the Company not materially misleading and (ii) to stop selling or offering for sale Registrable Securities pursuant to the Registration Statement until such Holder’s receipt of the copies of a supplemented or amended Prospectus correcting such disclosure. The Company shall have no obligation to keep a Prospectus usable with respect to a particular Holder or to give notice that a Prospectus is not usable by such Holder to the extent such Prospectus is not usable by such Holder because current Requisite Information with respect to such Holder is not included therein because such Holder has not provided such information to the Company in accordance with this Section 2(c).

(e)	Notwithstanding any other provision of this Agreement, if any Commission guidance sets forth a limitation on the number of shares of the Company’s capital stock to be registered in the Registration Statement), the number of Shares to be registered on such Registration Statement will be reduced on a pro rata basis among the Holders based on the total number of unregistered Shares held by each Holder without penalty to the Company The Company shall file a new registration statement as soon as reasonably practicable covering the resale by the Holders of not less than the number of shares of such Shares that are not registered in the Registration Statement.

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3.	Registration Procedures. Whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a)	prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its best efforts to cause such Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and promptly provide to the Holders copies of all filings and Commission letters of comment relating thereto;

(b)	prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period applicable to such Registration Statement;

(c)	furnish to each Holder such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as such Holder may reasonably request to facilitate the public sale or disposition of the Registrable Securities covered by such Registration Statement;

(d)	use its commercially reasonable efforts to register or qualify the Holders’ Registrable Securities covered by such Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as the Holders may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)	list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed (if applicable); and

(f)	immediately notify the Holders at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

4.	Registration Expenses. All expenses relating to the Company’s compliance with Sections 2 and 3 hereof, including, without limitation, all registration, listing, qualification and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of FINRA, transfer taxes, fees of transfer agents and registrars, fees of, and disbursements incurred by, one counsel for the Holders are called “Registration Expenses.” All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holders beyond those included in Registration Expenses, are called “Selling Expenses.” The Company shall be responsible for and pay all Registration Expenses.

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5.	Indemnification.

(a)	In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Holder, and its officers, directors and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Holder, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Purchaser or any such person in writing specifically for use in any such document.

(b)	In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, each Purchaser will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by such Purchaser to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such Purchaser will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of such Purchaser specifically for use in any such document. Notwithstanding the provisions of this paragraph, no Purchaser shall be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by such Purchaser in respect of Registrable Securities in connection with any such registration under the Securities Act.

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(c)	Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel; provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

(d)	In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either: (i) a Purchaser, or any officer, director or controlling person of such Purchaser, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of a Purchaser or such officer, director or controlling person of such Purchaser in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and such Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Purchaser is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement; provided, however, that, in any such case, (A) such Purchaser will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

6.	Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Purchasers to any transferee of all or any portion of the Registrable Securities if: (i) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of: (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transferee shall be an “accredited investor” as that term defined in Rule 501 of Regulation D promulgated under the Securities Act.

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7.	General.

(a)	Entire Agreement; Delays or Omissions. This Agreement, the Securities Purchase Agreement and the Warrants constitute the full and entire understanding and agreement between the parties with regard to the subject hereof. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(b)	Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to any Registration Statement.

(c)	Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. For purposes of this Agreement, a “Discontinuation Event” shall mean: (i) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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(d)	Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates generally to the rights of all Holders and that does not directly or indirectly affect the rights of specific Holders in a manner different from other Holders may be given by Holders of at least a majority of the Registrable Securities; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(e)	Notices. Any notice or request hereunder may be given to the Company or the Purchaser pursuant to Section 5.3 of the Securities Purchase Agreement.

(f)	Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.

(g)	Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BARFRESH FOOD GROUP inc.		Address for Notice:
BARFRESH FOOD GROUP inc.
8530 Wilshire Boulevard, Suite 450
Beverly Hills, CA 90211
By:		Attention:	Riccardo Delle Coste,
Name:	Riccardo Delle Coste		Chief Executive Officer
Title:	Chief Executive Officer	Email:	riccardo@barfresh.com
		Facsimile:	(310) 295-2432

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGES TO BARFRESH FOOD GROUP INC.
REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

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